[GRAPHIC]

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER REAL ESTATE SHARES VCT PORTFOLIO--CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2002

                                                PIONEER VARIABLE CONTRACTS TRUST


TABLE OF CONTENTS

Pioneer Real Estate Shares VCT Portfolio

   Portfolio and Performance Update                                    2

   Portfolio Management Discussion                                     3

   Schedule of Investments                                             4

   Financial Statements                                                5

   Notes to Financial Statements                                       9

   Report of Independent Auditors                                     13

   Trustees, Officers, and Service Providers                          14

PIONEER REAL ESTATE SHARES VCT PORTFOLIO+       PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                      90%
Temporary Cash Investment               10%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Retail                        24.1%
Office                        21.9%
Apartment                     19.2%
Diversified                   10.9%
Hotel                          8.8%
Industrial                     7.9%
Self Storage                   5.3%
Manufactured Homes             1.9%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Equity Office Properties Trust             7.48%
   2. Simon Property Group, Inc.                 5.70
   3. General Growth Properties, Inc.            4.31
   4. ProLogis Trust                             4.25
   5. Starwood Hotels & Resorts                  3.93

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                      12/31/02        12/31/01
Net Asset Value per Share             $ 14.45         $ 14.75

DISTRIBUTIONS PER SHARE                 INCOME         SHORT-TERM      LONG-TERM
(1/01/02 - 12/31/02)                    DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                        $ 0.6537        $    -          $    -

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the change in value of an investment made in PIONEER REAL ESTATE SHARES VCT PORTFOLIO at net asset value, compared to that of the Wilshire Real Estate Securities Index and of the Standard & Poor's (S&P) 500 Index. The Wilshire Real Estate Securities Index is more representative of the Portfolio's holdings than the S&P 500 Index, and the Portfolio will compare its performance to only the Wilshire Real Estate Securities Index in the future. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[CHART]

               PIONEER REAL ESTATE SHARES VCT PORTFOLIO*       WILSHIRE REAL ESTATE SECURITIES INDEX++     S&P 500 INDEX
 8/31/00                                        $ 10,000                                      $ 10,000          $ 10,000
12/31/00                                        $ 10,761                                      $ 10,801          $  8,751
12/31/01                                        $ 11,570                                      $ 11,930          $  7,715
12/31/02                                        $ 11,834                                      $ 12,237          $  6,014

++   Index comparison for Wilshire Real Estate Securities Index begins 7/31/00.

     The Wilshire Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Class (8/1/00)           4.57%
1 Year                           2.28%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distribution or the redemption of shares.

+    Formerly Pioneer Real Estate Growth VCT Portfolio

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

Amidst great economic and geopolitical uncertainty, real estate stocks provided solid footing for investors during 2002. Of course, real estate investments experienced their own gyrations and deteriorating fundamentals, since they are not immune to the vagaries of the U.S. economy. However, the sector proved to be relatively resilient, providing one of the few safe harbors for the third year in a row. Furthermore, as portfolio manager Jeff Caira discusses in the following interview, the above-average income-producing ability of these stocks is adding to their appeal, as investors reevaluate their expectations for stock performance in 2003 and beyond.

Q: THE PORTFOLIO ACHIEVED SOLID DOUBLE-DIGIT PERFORMANCE FOR THE FIRST HALF OF
   ITS FISCAL YEAR. DID THIS TREND CONTINUE DURING THE SECOND HALF?

A: No, but it was still a positive year. The second half of the fiscal year proved to be a more challenging environment than the first, with many subsectors of the real estate market showing increasing vulnerability to the weaker U.S. economy. Furthermore, the price swings within and across many subsectors were dramatic, particularly in the hotel sector, where some REITs' stock prices doubled and then fell by half during the course of the fiscal year. For the year ended December 31, 2002, the total return at net asset value for Class II shares was 2.28%. By comparison, the Portfolio's benchmark, the Wilshire Real Estate Securities Index, returned 2.66% for the same period.

Q: DID ANY OF THE PORTFOLIO'S SUBSECTOR WEIGHTINGS CHANGE MEASURABLY DURING THE
   COURSE OF THE FISCAL YEAR?

A: Given the heightened uncertainty and volatility, we brought the property type weightings in the Portfolio more closely in line with its benchmark to limit risk. We lowered the Portfolio's exposure to apartment and office REITs, which are encountering lower earnings as a result of sluggish economic growth. Although we increased investments in retail REITs during the course of the fiscal year, which has been very beneficial, the Portfolio did hold a slight underweight position on December 31. We think it will become increasingly difficult for retail REITs to outperform as long as the retailers continue to struggle. The hotel weighting remained below that of the benchmark for the entire year, but we reduced the size of the underweight in the later half of the fiscal year.

Q: WHY HAVE THE PORTFOLIO'S RETAIL HOLDINGS DONE SO WELL IN SPITE OF THE
   SLOWDOWN?

A: The Portfolio's retail exposure is focused on publicly owned regional shopping center REITs, which we think own the best mall properties in the United States. The retailers in these malls may be struggling to some degree in the current slowdown, but they are strategically located to attract the most shoppers and tend to have the highest sales per square foot. Secondly, lease terms for mall tenants tend to run 20 years or longer, providing stable cash flow for these REIT companies.

Q: THE WEAK ECONOMY AND ACCOUNTING IRREGULARITIES HAVE UNDERSCORED THE
   IMPORTANCE OF INVESTING IN HIGH-QUALITY COMPANIES. HOW HAS THE PORTFOLIO BENEFITED FROM THIS TREND?

A: Investors' preference for high-quality investments was very positive for the prices of successful REITs comprising your Portfolio. The Portfolio's history of focusing on high-quality companies is rooted in our belief that outstanding real estate companies with strong balance sheets, proven management experience and a focused business strategy will succeed in any market environment.

Q: WHAT IS YOUR OUTLOOK?

A: Today, we're seeing a contrast between deteriorating fundamentals in the real estate industry and near-record dividend yield spreads. On December 31, 2002, U.S. equity REITs were generating an average yield of 7.10% versus 3.9% for 10-year U.S. Treasury notes. The spread differential between these two investments, a common measure of the income performance of REITs is well above the historical average. Given this margin, we're looking closely at REIT companies to make sure their dividends are secure and do not exceed their long-term cash flow.

   With REITs demonstrating relatively weak performance at the operating level, we would not be surprised to see the real estate industry undergo further deterioration as we enter 2003. By focusing on REITs that do not have a lot of new development, have core growth of existing assets and balance sheets, we believe we will be in the best position to maintain positive performance in the new year.

[SIDENOTE]

Real-estate related investments involve specific risks, including those related to general and local economic conditions and individual properties.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

SHARES                                                                     VALUE
              COMMON STOCKS - 89.6%

              HOTELS, RESTAURANTS & LEISURE - 3.5%
              HOTELS, RESORTS & CRUISE LINES - 3.5%
   98,000     Starwood Hotels & Resorts                             $  2,326,520
                                                                    ------------
              TOTAL HOTELS, RESTAURANTS & LEISURE                   $  2,326,520
                                                                    ------------
              REAL ESTATE - 86.1%
              REAL ESTATE INVESTMENT TRUSTS - 83.0%
   57,000     Apartment Investment & Management Co.                 $  2,136,360
   47,000     AMB Property Corp.                                       1,285,920
   14,000     Alexandria Real Estate Equities, Inc.                      596,400
   68,000     Arden Realty Group, Inc.                                 1,506,200
   93,615     Archstone Communities Trust                              2,203,697
   27,900     AvalonBay Communities, Inc.                              1,092,006
   31,200     Brandywine Realty Trust                                    680,472
   45,000     Boston Properties, Inc.                                  1,658,700
   37,000     CBL & Associates Properties                              1,481,850
   28,800     Chelsea Property Group, Inc.                               959,328
   42,000     Camden Property Trust                                    1,386,000
   26,000     Carramerica Realty Corp.                                   651,300
   63,000     Duke Realty Investments, Inc.                            1,603,350
  177,157     Equity Office Properties Trust                           4,425,382
   90,000     Equity Residential Property Trust                        2,212,200
   11,000     Essex Property Trust, Inc.                                 559,350
    2,000     First Industrial Realty Trust, Inc.                         56,000
   25,500     Federal Realty Investment Trust                            717,060
   49,000     General Growth Properties, Inc                           2,548,000
   19,500     Home Properties of NY, Inc.                                671,775
  203,990     Host Marriott Corp.*                                     1,805,312
   75,000     Innkeepers USA Trust                                       574,500
   49,000     Liberty Property Trust                                   1,565,060
   26,500     The Macerich Co.                                           814,875
   37,500     Manufactured Home Communities, Inc.                      1,111,125
   72,000     MeriStar Hospitality Corp.                                 475,200
   35,700     Mills Corp.                                              1,047,438
  100,000     ProLogis Trust                                           2,515,000
   44,000     Pan Pacific Retail Properties, Inc.                      1,607,320
   58,000     Prentiss Properties Trust                                1,640,240
   57,000     Public Storage, Inc.                                     1,841,670
    1,615     Public Storage, Inc. (Depository Shares)                    43,153
   26,000     PS Business Parks Inc                                      826,800
   39,000     Shurgard Storage Centers, Inc.                           1,222,260
   34,000     SL Green Realty Corp.                                    1,074,400
   99,000     Simon DeBartolo Group, Inc.                              3,372,930
   49,700     Taubman Centers, Inc.                                      806,630
   66,000     United Dominion Realty Trust                             1,079,760
   52,000     Vornado Realty Trust                                     1,934,400
   26,000     Weingarten Realty Investors                                958,360
                                                                    ------------
                                                                    $ 54,747,783
                                                                    ------------
              REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.1%
   68,000     Catellus Development Corp.*                           $  1,349,800
   77,000     Trizec Properties Inc.                                     723,030
                                                                    ------------
                                                                    $  2,072,830
                                                                    ------------
              TOTAL REAL ESTATE                                     $ 56,820,613
                                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $58,363,123)                                    $ 59,147,133
                                                                    ------------
PRINCIPAL
AMOUNT
              TEMPORARY CASH INVESTMENT - 10.4%

              SECURITY LENDING COLLATERAL - 10.4%
$ 6,846,260   Securities Lending Investment Fund, 1.33%             $  6,846,260
                                                                    ------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $6,846,260)                                     $  6,846,260
                                                                    ------------
              TOTAL COMMON STOCKS AND
              TEMPORARY CASH INVESTMENT - 100.0%
              (Cost $65,209,383)                                    $ 65,993,393
                                                                    ------------

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                                                      8/1/00
                                                                                        YEAR ENDED    YEAR ENDED        TO
CLASS II                                                                                 12/31/02      12/31/01      12/31/00
Net asset value, beginning of period                                                     $  14.75      $  14.40       $ 14.55
                                                                                         --------      --------       -------
Increase (decrease) from investment operations:
   Net investment income                                                                 $   0.55      $   0.41       $  0.32
   Net realized and unrealized loss (gain) on investments                                   (0.20)         0.63         (0.28)
                                                                                         --------      --------       -------
    Net increase (decrease) from investment operations                                   $   0.35      $   1.04       $  0.04
Distributions to shareowners:
   Net investment income                                                                    (0.65)        (0.52)        (0.09)
   Net realized gain                                                                           --            --            --
   Tax Return of Capital                                                                       --         (0.17)        (0.10)
                                                                                         --------      --------       -------
Net decrease (increase) in net asset value                                               $  (0.30)     $   0.35       $ (0.15)
                                                                                         --------      --------       -------
Net asset value, end of period                                                           $  14.45      $  14.75       $ 14.40
                                                                                         ========      ========       =======
Total return*                                                                                2.28%         7.52%         1.32%
Ratio of net expenses to average net assets+                                                 1.32%         1.52%         1.63%**
Ratio of net investment income to average net assets+                                        4.21%         4.36%         7.54%**
Portfolio turnover rate                                                                        29%           34%           31%**
Net assets, end of period (in thousands)                                                 $ 31,985      $ 11,972       $ 1,770
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                              1.32%         1.52%         1.63%**
   Net investment income                                                                     4.21%         4.36%         7.54%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                              1.32%         1.52%         1.62%**
   Net investment income                                                                     4.21%         4.36%         7.53%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

BALANCE SHEET 12/31/02

ASSETS:
  Investment in securities, at value and temporary cash investments
   at amortized cost (cost $65,209,383)                                         $ 65,993,393
  Cash                                                                             2,409,793
  Receivables -
   Dividends, interest tax reclaims and foreign taxes withheld                       439,545
                                                                                ------------
      Total assets                                                              $ 68,842,731
                                                                                ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                                      $     51,969
   Upon return for securities loaned                                               6,846,260
  Due to affiliates                                                                   57,287
  Accrued expenses                                                                    29,431
                                                                                ------------
      Total liabilities                                                         $  6,984,947
                                                                                ------------
NET ASSETS:
  Paid-in capital                                                               $ 64,096,130
  Accumulated undistributed net investment income                                    137,996
  Accumulated net realized gain                                                   (3,160,352)
  Net unrealized gain on:
   Investments                                                                       784,010
                                                                                ------------
      Total net assets                                                          $ 61,857,784
                                                                                ------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                                    $ 29,873,251
  Shares outstanding                                                               2,064,319
                                                                                ============
  Net asset value per share                                                     $      14.47
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                                    $ 31,984,533
  Shares outstanding                                                               2,212,869
                                                                                ============
  Net asset value per share                                                     $      14.45


   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS

                                                                           YEAR ENDED
                                                                            12/31/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $303)                       $  3,122,148
  Interest                                                                      70,239
  Income on securities loaned, net                                               1,453
                                                                          ------------
      Total investment income                                             $  3,193,840
                                                                          ------------
EXPENSES:
  Management fees                                                         $    476,932
  Transfer agent fees                                                            3,219
  Distribution fees (Class II)                                                  64,946
  Administrative fees                                                           37,500
  Custodian fees                                                                32,564
  Professional fees                                                             35,704
  Printing                                                                      43,849
  Fees and expenses of nonaffiliated trustees                                    2,743
  Miscellaneous                                                                  3,440
                                                                          ------------
     Total expenses                                                       $    700,897
                                                                          ------------
        Net investment income (loss)                                      $  2,492,943
                                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain (loss) from:
   Investments                                                            $  1,113,384
                                                                          ------------
  Change in net unrealized gain or loss from:
   Investments                                                            $ (3,941,737)
                                                                          ------------
  Net gain (loss) on investments                                          $ (2,828,353)
                                                                          ============
  Net increase (decrease) in net assets resulting from operations         $   (335,410)
                                                                          ============


   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR                 YEAR
                                                                ENDED               ENDED
                                                               12/31/02            12/31/01
FROM OPERATIONS:
Net investment income (loss)                                $   2,492,943        $   1,774,001
Net realized gain (loss) on investments                         1,113,384            1,316,449
Change in net unrealized gain or loss
   on investments                                              (3,941,737)            (214,377)
                                                            -------------        -------------
     Net increase (decrease) in net assets
       resulting from operations                            $    (335,410)       $   2,876,073
                                                            -------------        -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                  $  (1,521,318)       $  (1,273,930)
   Class II                                                    (1,232,076)            (192,618)
Tax return of capital
   Class I                                                              -             (370,000)
   Class II                                                             -             (134,299)
                                                            -------------        -------------
     Total distributions to shareowners                     $  (2,753,394)       $  (1,970,847)
                                                            -------------        -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  39,665,103        $  19,273,192
Reinvestment of distributions                                   2,753,394            1,970,846
Cost of shares repurchased                                    (22,469,623)         (11,903,888)
                                                            -------------        -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions               $  19,948,875        $   9,340,150
                                                            -------------        -------------
     Net increase (decrease) in net assets                  $  16,860,071        $  10,245,376
                                                            -------------        -------------
NET ASSETS:
Beginning of year                                           $  44,997,713        $  34,752,336
                                                            -------------        -------------
End of year                                                 $  61,857,533        $  44,997,713
                                                            =============        =============
Accumulated undistributed net investment
   income (loss), end of year                               $     137,996        $     103,629
                                                            =============        =============


   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/02

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio)
     (Formerly International Growth)
   Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

   Pioneer Science & Technology VCT Portfolio (Science & Technology Portfolio)
     (liquidated as of close of business on January 24, 2003)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
     (Formerly Real Estate Growth Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Real Estate Shares Portfolio is to seek long-term capital growth, with current income as a secondary objective.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   Because the Real Estate Shares Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. Portfolio had no outstanding portfolio or settlement hedges.

D. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital.

   The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held. At December 31, 2002, the Portfolio had a capital loss carryforward of $2,857,774, which will expire between 2007 and 2008, if not utilized.

   At December 31, 2002, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                                         ACCUMULATED NET       ACCUMULATED
                                            INVESTMENT        REALIZED GAIN/
PORTFOLIO                                  INCOME/LOSS            LOSS              PAID IN CAPITAL
---------------------------------------------------------------------------------------------------
Real Estate Shares Portfolio                $ 294,818           $ 359,873             $ (654,691)

The following shows the tax character of distributions paid during the years ended December 31, 2001 and December 31, 2002 as well as the components of distributable earnings (accumulated losses) on a tax basis as of December 31, 2002. These amounts do not include the capital loss carryforwards detailed above.

                                                          PIONEER
                                                      REAL ESTATE SHARES
                                                        VCT PORTFOLIO
                                                 2002                    2001
---------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                              $ 2,753,394**            $ 1,466,548
Long-Term capital gain                                 -                        -
                                             ------------------------------------
                                             $ 2,753,394              $ 1,466,548
Return of Capital                                      -                  504,299
                                             ------------------------------------
Total distributions                          $ 2,753,394              $ 1,970,847
                                             ====================================
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                $         -              $         -
Undistributed long-term gain                           -                        -
Unrealized appreciation/depreciation             481,432                4,251,174
                                             ------------------------------------
Total                                        $   481,432              $ 4,251,174
                                             ====================================

** Included in the Portfolio's distribution from ordinary income is $677,466 in excess of investment company taxable income, which in accordance with U.S. tax law.

F. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,020,781 in commissions on the sale of trust shares for the year ended December 31, 2002. Distributions to shareowners are recorded on the ex-dividend date.

G. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at year end are disclosed on the balance sheet. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian. As of December 31, 2002, the Portfolio loaned securities having a fair value of $6,658,165 and received collateral of $6,846,260.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.80% of the Portfolios' average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2002, there was $49,288 payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $498 in transfer agent fees payable to PIMSS at December 31, 2002.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $7,501 payable to PFD at December 31, 2002.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2002, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                                     NET
                                                             GROSS                GROSS          APPRECIATION/
                                       TAX COST           APPRECIATION        DEPRECIATION      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
Real Estate Shares Portfolio         $ 65,511,961         $ 4,435,613         $ (3,954,181)        $ 481,432

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2002, were $37,206,432 and 15,926,418, respectively.

7. CAPITAL SHARES

At December 31, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      '02 SHARES           '02 AMOUNT        '01 SHARES        '01 AMOUNT
-----------------------------------------------------------------------------------------------------------
REAL ESTATE SHARES PORTFOLIO
CLASS I:
Shares sold                              817,845          $  12,158,841        598,202        $   8,634,935
Reinvestment of distributions            100,318              1,521,318        115,873            1,643,929
Shares repurchased                    (1,090,008)           (15,874,180)      (765,572)         (10,870,743)
                                      ---------------------------------------------------------------------
  Net increase (decrease)               (171,845)         $  (2,194,021)       (51,498)       $    (591,879)
                                      =====================================================================
CLASS II:
Shares sold                            1,775,897          $  27,506,262        738,531        $  10,638,257
Reinvestment of distributions             82,099              1,232,076         22,911              326,917
Shares repurchased                      (456,793)            (6,595,443)       (72,699)          (1,033,144)
                                      ---------------------------------------------------------------------
  Net increase                         1,401,203          $  22,142,896        688,743        $   9,932,030
                                      =====================================================================

8. CHANGE IN INDEPENDENT AUDITORS

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Trust. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Trust for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Trust, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS II SHAREOWNERS OF PIONEER REAL ESTATE SHARES VCT PORTFOLIO:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Real Estate Shares VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the Trust) as of December 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and financial highlights for each of the two years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 8, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2002

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The fund's statement of additional information provides more detailed information regarding the fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

                           POSITION HELD WITH THE     TERM OF OFFICE AND       PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      FUND                       LENGTH OF SERVICE        PAST FIVE YEARS                 HELD BY THIS TRUSTEE
John F. Cogan,Jr.(76)*     Chairman of the Board,     Trustee since            Deputy Chairman and a           Director of Harbor
                           Trustee and President      1994. Serves until       Director of Pioneer Global      Global Company, Ltd.
                                                      retirement or removal.   Asset Management
                                                                               S.p.A.("PGAM");
                                                                               Non-Executive Chairman and
                                                                               a Director of Pioneer
                                                                               Investment Management USA
                                                                               Inc. ("PIM-USA"); Chairman
                                                                               and a Director of Pioneer
                                                                               and the various Momentum
                                                                               Funds; Director, Pioneer
                                                                               Alternative Investments;
                                                                               Director and Chairman of
                                                                               the Supervisory Board of
                                                                               Pioneer Czech Investment
                                                                               Company, a.s.; President of
                                                                               all of the Pioneer Funds;
                                                                               and Of Counsel (since
                                                                               2000, partner prior to
                                                                               2000), Hale and Dorr LLP
                                                                               (counsel to PIM-USA and the
                                                                               Pioneer Funds)

Daniel T. Geraci (45)**    Trustee and Executive      Trustee since            Director and CEO-US of PGAM     None
                           Vice President             October, 2001. Serves    since November 2001;
                                                      until retirement or      Director, Chief Executive
                                                      removal.                 Officer and President of
                                                                               PIM-USA since October 2001;
                                                                               Director of Pioneer
                                                                               Investment Management
                                                                               Shareholder Services, Inc.
                                                                               ("PIMSS") since October
                                                                               2001; President and a
                                                                               Director of Pioneer and
                                                                               Pioneer Funds
                                                                               Distributor, Inc. ("PFD")
                                                                               (Chairman) since October
                                                                               2001; Executive Vice
                                                                               President of all of the
                                                                               Pioneer Funds since October
                                                                               2001; President of Fidelity
                                                                               Private Wealth Management
                                                                               Group from 2000 through
                                                                               October 2001; and Executive
                                                                               Vice President-Distribution
                                                                               and Marketing of Fidelity
                                                                               Investments Institutional
                                                                               Services and Fidelity
                                                                               Investments Canada Ltd.
                                                                               prior to 2000

* Mr. Cogan is an interested trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

** Mr. Geraci is an interested trustee because he is an officer, director and employee of the fund's investment adviser and certain of its affiliates.

INDEPENDENT TRUSTEES

                               POSITION
                               HELD WITH  TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS HELD BY
NAME, AGE AND ADDRESS          THE FUND   LENGTH OF SERVICE       FIVE YEARS                           THIS TRUSTEE
Mary K. Bush (54)              Trustee    Trustee since           President, Bush International        Director and/or Trustee of
3509 Woodbine Street,                     September, 2000.        (international financial advisory    Brady Corporation (industrial
Chevy Chase, MD 20815                     Serves until            firm)                                identification and specialty
                                          retirement or                                                coated material products
                                          removal.                                                     manufacturer), Mortgage
                                                                                                       Guaranty Insurance
                                                                                                       Corporation, R.J. Reynolds
                                                                                                       Tobacco Holdings, Inc.
                                                                                                       (tobacco) and Student Loan
                                                                                                       Marketing Association
                                                                                                       (secondary marketing of
                                                                                                       student loans)

Richard H. Egdahl, M.D.(76)    Trustee    Trustee since           Alexander Graham Bell Professor      None
Boston University Healthcare              1995. Serves until      of Health Care Entrepreneurship,
Entrepreneurship Program,                 retirement or removal.  Boston University; Professor of
53 Bay State Road,                                                Management, Boston University
Boston, MA 02215                                                  School of Management; Professor
                                                                  of Public Health, Boston
                                                                  University School of Public
                                                                  Health; Professor of
                                                                  Surgery, Boston University School
                                                                  of Medicine; and University
                                                                  Professor, Boston University

Margaret B.W. Graham (55)      Trustee    Trustee since           Founding Director, The Winthrop      None
1001 Sherbrooke                           September, 2000.        Group, Inc. (consulting firm);
Street West,                              Serves until            Professor of Management, Faculty
Montreal, Quebec, Canada                  retirement or removal.  of Management, McGill University

Marguerite A. Piret (54)       Trustee    Trustee since           President and Chief Executive        None
One Boston Place,                         1995. Serves until      Officer, Newbury, Piret &
28th Floor,                               retirement or removal.  Company, Inc. (investment banking
Boston, MA 02108                                                  firm)

Stephen K. West (74)           Trustee    Trustee since           Senior Counsel, Sullivan & Cromwell  Director, The Swiss Helvetia
125 Broad Street,                         1999. Serves until      (law firm)                           Fund, Inc. (closed-end
New York, NY 10004                        retirement or removal.                                       investment company) and
                                                                                                       AMVESCAP PLC (investment
                                                                                                       managers)

John Winthrop (66)             Trustee    Trustee since           President, John Winthrop & Co.,      None
One North Adgers Wharf,                   September, 2000.        Inc. (private investment firm)
Charleston, SC 29401                      Serves until
                                          retirement or
                                          removal.

FUND OFFICERS

                           POSITION HELD WITH   TERM OF OFFICE AND        PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE FUND             LENGTH OF SERVICE         FIVE YEARS                           HELD BY THIS TRUSTEE
Joseph P. Barri (56)       Secretary            Since 1994. Serves at     Partner, Hale and Dorr LLP;          None
                                                the discretion of Board   Secretary of all of the Pioneer
                                                                          Funds

Dorothy E. Bourassa (55)   Assistant Secretary  Since November, 2000.     Secretary of PIM-USA; Senior Vice    None
                                                Serves at the discretion  President-Legal of Pioneer; and
                                                of Board                  Secretary/Clerk of most of PIM-USA's
                                                                          subsidiaries since October
                                                                          2000; Assistant Secretary of all
                                                                          of the Pioneer Funds since
                                                                          November 2000; Senior Counsel,
                                                                          Assistant Vice President and
                                                                          Director of Compliance of PIM-USA
                                                                          from April 1998 through October
                                                                          2000; Vice President and Assistant
                                                                          General Counsel, First Union
                                                                          Corporation from December 1996
                                                                          through March 1998

Vincent Nave (57)          Treasurer            Since November, 2000.     Vice President-Fund Accounting,      None
                                                Serves at the discretion  Administration and Custody
                                                of Board                  Services of Pioneer (Manager from
                                                                          September 1996 to February 1999);
                                                                          and Treasurer of all of the
                                                                          Pioneer Funds (Assistant Treasurer
                                                                          from June 1999 to November 2000)

Luis I. Presutti (37)      Assistant Treasurer  Since November, 2000.     Assistant Vice President-Fund        None
                                                Serves at the discretion  Accounting, Administration and
                                                of Board                  Custody Services of Pioneer (Fund
                                                                          Accounting Manager from 1994 to
                                                                          1999); and Assistant Treasurer of
                                                                          all of the Pioneer Funds since
                                                                          November 2000

Gary Sullivan (44)         Assistant Treasurer  Since May, 2002. Serves   Fund Accounting Manager-Fund         None
                                                at the discretion of      Accounting, Administration and
                                                Board                     Custody Services of Pioneer; and
                                                                          Assistant Treasurer of all of the
                                                                          Pioneer Funds since May 2002

Alan Janson (31)           Assistant Treasurer  Since July, 2002. Serves  Manager, Valuation Risk and          None
                                                at the discretion of      Information Technology-Fund
                                                Board                     Accounting, Administration and
                                                                          Custody Services of Pioneer since
                                                                          March 2002; and Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since July 2002. Manager,
                                                                          Valuation Risk and Performance
                                                                          Reporting of Pioneer from June
                                                                          2000 to February 2002; Member of
                                                                          Pioneer Pricing Group from 1996 to
                                                                          2000 (promoted to Manager in 1998)

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


                                                                   12725-00-0203